UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) October 28, 2019

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock ($0.01 par value)	Ordinary Shares each represented By American Depositary Shares ($1.66 par value), Special Voting Shares, GBP 1.00 par value and Trust Shares
(Title of each class)	(Title of each class)

CCL	CUK
(Trading Symbol)	(Trading Symbol)

New York Stock Exchange, Inc.	New York Stock Exchange, Inc.
(Name of each exchange on which registered)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
 12b-2
 of the Securities Exchange Act of 1934 (§
240.12b-2
 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.

On October 28, 2019, Carnival plc (the “Company”) completed its offering of
€
600 million aggregate principal amount of senior unsecured 1.000% notes due 2029 (the “Notes”). The Notes are guaranteed by Carnival Corporation, a company incorporated and registered under the laws of Panama (the “Guarantor”). The Company intends to use the net proceeds from this offering for general corporate purposes.
The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form
S-3
(File Nos.
333-332555-01
and
333-322555)
(the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on March 9, 2018. The terms of the Notes are described in the Company’s Prospectus dated March 9, 2018, as supplemented by a final Prospectus Supplement dated October 21, 2019, as filed with the Commission on October 23, 2019.
In connection with the offering, on October 21, 2019, the Company and the Guarantor entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters listed in Schedule I thereto (collectively, the “Underwriters”). The Underwriting Agreement contains customary representations, covenants and indemnification provisions. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated by reference into the Registration Statement.
The Notes were issued pursuant to an Indenture, dated as of October 28, 2019, by and among the Company, the Guarantor and U.S. Bank National Association (the “Trustee”), as trustee, as amended and supplemented by the First Supplemental Indenture, dated October 28, 2019, by and among the Company, the Guarantor and the Trustee. The Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference into the Registration Statement. The First Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference into the Registration Statement.
The Notes will mature on October 28, 2029 and will bear interest at a rate of 1.000% per year. Interest on the Notes will be payable annually in arrears on October 28th of each year, commencing on October 28, 2020. The Notes are unsecured senior obligations of the Company and rank equally with its other unsecured and unsubordinated obligations. The guarantees of the Notes are unsecured senior obligations of the Guarantor and rank equally in right of payment with all other unsecured and unsubordinated obligations of the Guarantor. The form of the Note is attached as Exhibit 4.3 to this Report and is incorporated by reference into the Registration Statement.
The legality opinions of Paul, Weiss, Rifkind, Wharton & Garrison, LLP, Tapia, Linares y Alfaro and Freshfields, Bruckhaus Deringer LLP are attached hereto as Exhibits 5.1, 5.2 and 5.3, respectively, and are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)
Exhibits
.

1.1	Underwriting Agreement, dated October 21, 2019, among Carnival plc, Carnival Corporation and the underwriters listed in Schedule I thereto.

4.1	Indenture, dated as of October 28, 2019, by and among Carnival plc, Carnival Corporation and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of October 28, 2019, by and among Carnival plc, Carnival Corporation and U.S. Bank National Association, as trustee.

4.3	Form of 1.000% Senior Note due 2029 (included in Exhibit 4.2 hereto).

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

5.2	Opinion of Tapia Linares & Alfaro.

5.3	Opinion of Freshfields Bruckhaus Deringer LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Tapia Linares & Alfaro (included in Exhibit 5.2 hereto).

23.3	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.3 hereto).

104	Cover page Interactive Data file (embedded with the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Darrell Campbell	By:	/s/ Darrell Campbell
Name:	Darrell Campbell	Name:	Darrell Campbell
Title:	Treasurer	Title:	Treasurer

Date:	October 28, 2019	Date:	October 28, 2019